UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                  April 1, 2004
                Date of Report (Date of earliest event reported)

                            AMERADA HESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                                                 13-4921002
         Delaware                  1-1204                       (IRS Employer
(State of Incorporation)    (Commission File Number)         Identification No.)


                           1185 Avenue of the Americas
                            New York, New York 10036
                     (Address of Principal Executive Office)


                                 (212) 997-8500
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.   OTHER EVENTS

          Mr. John P. Rielly, formerly Vice President and Controller of the Registrant, was elected Senior Vice President and Chief Financial Officer of Amerada Hess Corporation (the "Registrant") effective April 1, 2004. Mr. Rielly replaces Mr. John Y. Schreyer, who will retire from the Registrant effective April 30, 2004.





                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERADA HESS CORPORATION


DATE:  April 2, 2004             By:  \s\ J. Barclay Collins
                                          -------------------------------------
                                              Name:  J. Barclay Collins II
                                              Title: Executive Vice President
                                                     and General Counsel

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